UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): May 4, 2015

                                 AMERICANN, INC.
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             (Exact name of registrant as specified in its charter)

        Delaware                      000-54231                27-4336843
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(State or other jurisdiction     (Commission File No.)      (IRS Employer
  of incorporation)                                          Identification No.)

                          3200 Brighton Blvd., Unit 144
                                Denver, CO 80216
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          (Address of principal executive offices, including Zip Code)

       Registrant's telephone number, including area code: (303) 862-9000


          (Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01.  Entry Into a Material Definitive Agreement

Monaco Property

     On July 31, 2014 the Company closed on an all cash purchase of a five-acre parcel of land located in north central Denver, Colorado. The total purchase price the Company paid for the property was $2,250,000. On May 4, 2015 the Company entered into an agreement to sell the property for a total purchase price of $2,500,000. The closing of the transaction is to take place on or before July 3, 2015.

Freetown Agreement

     On January 14,  2015,  the Company  entered into an agreement to purchase a
52.6 acre parcel of undeveloped land in Freetown, Massachusetts. The property is located approximately 47 miles southeast of Boston. The Company plans to develop the property as the Massachusetts Medical Cannabis Center "MMCC". Plans for the MMCC may include the construction of sustainable greenhouse cultivation, processing, and infused product facilities that will be leased or sold to Registered Marijuana Dispensaries under the Massachusetts Medical Marijuana Program. Additional plans for the MMCC may include a testing laboratory, a research facility, a training center and corporate offices.

     The Company paid the seller $100,000 upon the signing of the agreement which amount will be applied toward the purchase price of $4,000,000 at the closing. Pursuant to the original agreement the closing was to take place on or before June 1, 2015. On May 6, 2015 the agreement was amended to extend the closing date to September 1, 2015.

      The Company does not cultivate, process or sell cannabis.

Item 9.01.  Financial Statements and Exhibits

Exhibit Number          Description

    10.2 Contract to Buy and Sell Real Estate (to be filed as an exhibit to the Company's 10-Q report for the period ending June 30, 2015).

    10.3                Third Amendment to Purchase and Sale Agreement.

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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 12, 2015
                                      AMERICANN, INC.


                                      By: /s/ Timothy Keogh
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                                          Timothy Keogh, Chief Executive Officer



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